                            Global Structured Finance

                                  BoAALT 2002-1
                          *Preliminary Summary Report*
                        Statistical Cut-Off Date 10/8/02
                          collateral subject to change
                                   890 records
                              Balance: 144,975,576

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1. Original Balance

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                       Number   Aggregate      Percent       Average                                 W.A.       W.A.
                         of      Current       of Loans     Original     W.A.   W.A.      W.A.     Original   Remaining    W.A.
                      Mortgage  Principal    by Principal   Principal   Gross   FICO    Original   Term to     Term to     Loan
Original Balance        Loans    Balance       Balance       Balance    Coupon  Score     LTV      Maturity   Maturity     Age
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1 - 100,000              278    $ 18,440,775       12.72%   $ 66,394       6.69%    734      80.99%     346          346      0
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100,001 - 200,000        392      56,593,503       39.04     144,437      6.643     738      78.84      354          354      0
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200,001 - 300,000        120      29,409,999       20.29     245,149      6.648     739      73.82      357          357      0
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300,001 - 400,000         68      24,109,780       16.63     354,724       6.65     739      68.63      358          358      0
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400,001 - 500,000         19       8,614,955        5.94     453,542      6.737     738      66.78      360          360      0
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500,001 - 600,000          9       5,102,138        3.52     567,072      6.631     746      55.46      360          360      0
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600,001 - 700,000          3       1,949,427        1.34     650,000      6.583     740      59.67      360          360      0
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700,001 - 800,000          1         755,000        0.52     755,000      6.625     782      61.89      360          360      0
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Total:                   890    $144,975,576      100.00%   $162,968       6.66%    738      74.51%     355          355      0
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Average: $162,968.45
Lowest: $13,600.00
Highest: $755,000.00
S.D.: $110,160.53

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2. Gross Coupon

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                       Number   Aggregate      Percent       Average                                 W.A.       W.A.
                         of      Current       of Loans     Original     W.A.    W.A.     W.A.     Original   Remaining    W.A.
                      Mortgage  Principal    by Principal   Principal   Gross    FICO   Original   Term to     Term to     Loan
Gross Coupon            Loans    Balance       Balance       Balance    Coupon   Score    LTV      Maturity   Maturity     Age
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5.501 - 6.000             22    $  2,793,263        1.93%   $126,996       5.96%    736      76.60%     346          346      0
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6.001 - 6.500            310      50,934,046       35.13     164,365      6.393     741      73.16      353          352      0
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6.501 - 7.000            527      87,150,007       60.11     165,446      6.797     737      74.79      356          356      0
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7.001 - 7.500             25       3,148,563        2.17     126,087      7.195     718      85.39      356          354      1
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7.501 - 8.000              5         859,929        0.59     172,560      7.928     758         80      360          358      2
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8.001 - 8.500              1          89,768        0.06      90,000       8.25     721      68.44      360          356      4
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Total:                   890    $144,975,576      100.00%   $162,968       6.66%    738      74.51%     355          355      0
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W.A.: 6.655%
Lowest: 5.750%
Highest: 8.250%
S.D.: 0.292%

3. Credit Score

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                    Number       Aggregate       Percent      Average                                     W.A.        W.A.
                      of          Current       of Loans     Original       W.A.     W.A.      W.A.     Original    Remaining  W.A.
                   Mortgage      Principal    by Principal   Principal     Gross     FICO    Original   Term to      Term to   Loan
Credit Score         Loans        Balance       Balance       Balance      Coupon   Score      LTV      Maturity    Maturity   Age
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825 - 849                 2    $    243,452        0.17%     $121,750       6.53%    829      58.12%       360         360       0
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800 - 824                28       4,622,125        3.19       165,102      6.711     806      70.99        352         352       0
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775 - 799               147      26,410,813       18.22       179,761      6.611     784      70.03        357         356       0
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750 - 774               197      33,721,032       23.26       171,242      6.657     763         77        355         355       0
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725 - 749               182      27,488,367       18.96       151,099      6.646     738      77.39        352         352       0
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700 - 724               170      26,282,247       18.13       154,711      6.648     712      79.82        356         356       0
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675 - 699                92      15,600,539       10.76       169,609      6.687     689      67.86        358         358       0
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650 - 674                48       7,006,871        4.83       146,035      6.754     662      70.02        350         350       0
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625 - 649                18       2,834,757        1.96       157,549      6.725     637       64.2        346         346       0
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600 - 624                 3         443,163        0.31       147,750      6.682     610      72.22        360         360       0
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N/A                       3         322,210        0.22       107,403      6.459       0      78.99        360         360       0
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Total:                  890    $144,975,576      100.00%     $162,968       6.66%    738      74.51%       355         355       0
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W.A.: 738
Lowest: 608
Highest: 834
S.D.: 59

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4. Index

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                    Number        Aggregate       Percent      Average                                    W.A.      W.A.
                      of           Current       of Loans     Original      W.A.     W.A.      W.A.     Original  Remaining   W.A.
                   Mortgage       Principal    by Principal  Principal      Gross    FICO    Original   Term to    Term to    Loan
Index               Loans          Balance        Balance      Balance     Coupon    Score      LTV     Maturity  Maturity    Age
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FIX                     890    $144,975,576      100.00%     $162,968       6.66%    738      74.51%       355       355       0
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Total:                  890    $144,975,576      100.00%     $162,968       6.66%    738      74.51%       355       355       0
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5. Loan Purpose

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                  Number     Aggregate        Percent       Average                                  W.A.        W.A.
                    of        Current         of Loans     Original      W.A.    W.A.      W.A.     Original    Remaining    W.A.
                 Mortgage    Principal      by Principal   Principal    Gross    FICO    Original   Term to      Term to     Loan
Loan Purpose       Loans      Balance         Balance       Balance     Coupon   Score     LTV      Maturity    Maturity     Age
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PURCHASE              490    $ 72,404,433         49.94%    $147,857     6.64%    744      86.51%        358          358       0
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C/O REFI              225      40,506,832         27.94      180,075    6.676     727      65.17         352          352       0
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R/T REFI              175      32,064,311         22.12      183,286    6.665     739      59.22         350          350       0
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Total:                890    $144,975,576        100.00%    $162,968     6.66%    738      74.51%        355          355       0
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6. Property Type

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                   Number    Aggregate        Percent       Average                                    W.A.        W.A.
                     of       Current         of Loans     Original      W.A.    W.A.      W.A.     Original    Remaining    W.A.
                  Mortgage   Principal      by Principal   Principal    Gross    FICO    Original   Term to      Term to     Loan
Property Type      Loans      Balance         Balance       Balance     Coupon   Score     LTV      Maturity     Maturity    Age
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SFR                   565    $ 83,953,631         57.91%    $148,657     6.66%    739      76.50%        355          355       0
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2-Family               74      13,647,406          9.41      184,562    6.692     733      72.53         357          356       1
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4-Family               44      13,468,569          9.29      306,213    6.646     740      59.91         351          351       0
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PUD Detach             60      10,843,254          7.48      180,783    6.587     733      82.68         357          356       0
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Condo                  86      10,786,449          7.44      125,489    6.628     741      78.06         354          354       0
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3-Family               19       5,522,003          3.81      290,824    6.626     734      59.81         360          359       1
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PUD Attach             21       3,258,290          2.25      155,175    6.637     752      75.37         354          354       0
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Condo Highrise         18       2,974,245          2.05      165,273    6.717     750      75.85         350          350       0
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Townhouse               3         521,729          0.36      173,910    6.603     726      82.32         333          333       0
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Total:                890    $144,975,576        100.00%    $162,968     6.66%    738      74.51%        355          355       0
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7. Occupancy Status

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                    Number    Aggregate        Percent       Average                                  W.A.        W.A.
                      of       Current        of Loans     Original      W.A.     W.A.     W.A.     Original    Remaining    W.A.
                   Mortgage   Principal      by Principal   Principal   Gross    FICO    Original   Term to      Term to     Loan
Occupancy Status    Loans      Balance         Balance       Balance    Coupon   Score     LTV      Maturity    Maturity     Age
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Investor              636    $ 96,646,976         66.66%    $152,037     6.67%    736      68.09%        352          352      0
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Primary               253      47,962,975         33.08      189,647    6.627     744      87.45         360          360      0
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Secondary               1         365,625          0.25      365,625        7     712         75         360          360      0
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Total:                890    $144,975,576        100.00%    $162,968     6.66%    738      74.51%        355          355      0
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8. Geographic Distribution

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                            Number     Aggregate      Percent        Average                               W.A.      W.A.
                              of        Current       of Loans      Original     W.A.   W.A.     W.A.    Original  Remaining    W.A.
                           Mortgage    Principal    by Principal    Principal   Gross   FICO   Original  Term to    Term to     Loan
Geographic Distribution      Loans      Balance        Balance       Balance    Coupon  Score    LTV     Maturity  Maturity     Age
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California                     284   $ 67,241,677          46.38%   $236,850    6.65%     741   65.68%       356         356      0
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Florida                        109     10,901,593           7.52     100,062    6.691     739    78.71       352         352      0
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Texas                           53      6,158,631           4.25     116,256    6.616     728    93.57       356         355      0
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Virginia                        37      4,856,292           3.35     131,293    6.703     741    73.24       346         346      0
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Colorado                        28      4,402,665           3.04     157,277    6.681     722    70.92       360         360      0
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Illinois                        18      3,925,617           2.71     218,627    6.688     725    74.65       360         360      0
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Massachusetts                   13      3,558,707           2.45     273,917    6.963     741    85.06       360         359      1
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Maryland                        20      3,094,933           2.13     154,875    6.599     741     86.7       355         354      0
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Georgia                         26      3,067,477           2.12     118,029    6.485     728    85.13       350         350      0
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Arizona                         25      2,599,600           1.79     104,036     6.72     729     83.3       350         349      0
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Hawaii                           9      2,491,321           1.72     276,872    6.546     734    78.37       360         360      0
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North Carolina                  21      2,349,794           1.62     111,941    6.476     734    88.05       352         352      0
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South Carolina                  18      2,265,895           1.56     125,901    6.697     750    81.07       360         360      0
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Pennsylvania                    22      2,236,369           1.54     101,696    6.836     738    96.95       357         356      1
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Washington                      16      2,161,764           1.49     135,135    6.583     727    81.42       360         360      0
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Nevada                          13      1,860,391           1.28     143,226    6.776     737     82.2       346         345      1
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District of Columbia            11      1,825,080           1.26     165,973    6.628     720    68.62       347         347      0
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New Mexico                      11      1,644,066           1.13     149,543    6.499     737    87.11       360         359      1
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Iowa                            13      1,609,079           1.11     123,823    6.497     763    81.79       351         351      0
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Idaho                            9      1,511,991           1.04     168,056     6.62     735     73.2       360         360      0
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Other                          134     15,212,636          10.49     113,584    6.667     740    85.46       353         352      0
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Total:                         890   $144,975,576         100.00%   $162,968    6.66%     738   74.51%       355         355      0
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9. County Distribution

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                             Number    Aggregate      Percent      Average                                 W.A.        W.A.
                              of        Current      of Loans      Original      W.A.   W.A.     W.A.    Original    Remaining  W.A.
                            Mortgage   Principal   by Principal   Principal     Gross   FICO   Original   Term to    Term to    Loan
County Distribution          Loans      Balance       Balance      Balance      Coupon  Score    LTV     Maturity    Maturity    Age
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LOS ANGELES                     54   $ 12,937,716           8.92%   $239,780     6.61%    747   66.16%       352         352      0
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SAN DIEGO                       27      7,207,870           4.97     267,034      6.6     757   63.83        357         357      0
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ORANGE                          32      7,132,089           4.92     222,926    6.616     717    65.8        349         349      0
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SANTA CLARA                     19      5,638,993           3.89     296,928    6.711     731   54.83        360         359      1
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COOK                            13      3,275,208           2.26     252,015    6.683     723   69.84        360         360      0
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VENTURA                         12      2,935,611           2.02     244,661    6.764     726   71.71        360         360      0
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ALAMEDA                         12      2,601,881           1.79     216,851    6.561     743   71.12        360         360      0
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SAN MATEO                        7      2,532,993           1.75     361,914    6.583     718   55.44        360         360      0
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MARICOPA                        20      2,335,709           1.61     116,845    6.715     727   84.76        354         353      0
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MONTEREY                         9      2,228,243           1.54     247,633    6.742     734   61.28        350         350      0
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Other                          685     96,149,262          66.32     140,431    6.661     739   79.13        355         354      0
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Total:                         890   $144,975,576         100.00%   $162,968     6.66%    738   74.51%       355         355      0
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10. Original LTV

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                  Number      Aggregate        Percent       Average                                    W.A.        W.A.
                    of         Current         of Loans     Original      W.A.     W.A.      W.A.     Original    Remaining    W.A.
                 Mortgage     Principal      by Principal   Principal    Gross     FICO    Original   Term to      Term to     Loan
Original LTV       Loans       Balance         Balance       Balance     Coupon    Score     LTV      Maturity    Maturity     Age
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15.01 - 20.00           1     $    300,000          0.21%    $300,000     6.50%      777     17.65%        360          360       0
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20.01 - 25.00           3          572,233          0.39      190,867    6.536       764     22.28         360          359       1
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25.01 - 30.00           4          874,000           0.6      218,500    6.275       729     29.59         336          336       0
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30.01 - 35.00           8        1,160,190           0.8      145,090    6.348       776     31.89         322          322       0
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35.01 - 40.00          18        3,399,032          2.34      188,873    6.737       716     38.17         360          360       0
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40.01 - 45.00          15        3,465,214          2.39      231,051    6.657       742     42.94         358          358       0
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45.01 - 50.00          27        5,198,446          3.59      192,594    6.639       749     47.96         346          346       0
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50.01 - 55.00          37        7,733,949          5.33      209,079     6.64       738      52.3         358          358       0
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55.01 - 60.00          51       10,640,712          7.34      208,693    6.651       750     57.69         348          348       0
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60.01 - 65.00          38        7,301,378          5.04      192,192    6.609       737      62.7         346          346       0
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65.01 - 70.00          72       16,140,410         11.13      224,298    6.593       739     68.39         356          356       0
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70.01 - 75.00         122       23,148,247         15.97      189,791    6.672       723     73.92         355          355       0
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75.01 - 80.00         204       26,413,578         18.22      129,541    6.748       735     79.52         355          355       0
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80.01 - 85.00           8        1,562,020          1.08      195,294    6.783       730     84.43         360          360       0
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85.01 - 90.00          71        6,868,072          4.74       96,891    6.787       747     89.76         354          353       0
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90.01 - 95.00           1           76,959          0.05       77,089    6.875       756     93.55         360          358       2
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95.01 - 100.00        115       16,384,829          11.3      142,544    6.604       747     99.94         360          360       0
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100.01 - 103.00        95       13,736,307          9.47      144,683    6.581       745    102.57         360          360       0
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Total:                890     $144,975,576        100.00%    $162,968     6.66%      738     74.51%        355          355       0
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W.A.: 74.51%
Lowest: 17.65%
Highest: 103.00%
S.D.: 18.34%

11. Original Term

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                  Number         Aggregate     Percent       Average                                    W.A.        W.A.
                    of            Current      of Loans     Original      W.A.     W.A.      W.A.     Original    Remaining    W.A.
                 Mortgage        Principal   by Principal   Principal    Gross     FICO    Original   Term to      Term to     Loan
Original Term      Loans          Balance      Balance       Balance     Coupon    Score     LTV      Maturity    Maturity     Age
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240                    54     $  5,821,789          4.02%    $107,925     6.49%      733     62.95%        240          240       0
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300                     7          555,989          0.38       79,485    6.495       718     80.63         300          299       1
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360                   829      138,597,797          95.6      167,259    6.663       739     74.97         360          360       0
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Total:                890     $144,975,576        100.00%     $162,968     6.66%      738     74.51%        355          355       0
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W.A.: 355.0 months
Lowest: 240 months
Highest: 360 months
S.D.: 29.0 months

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Banc of America Securities LLC

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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.